EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Amendment No. 1 to the Annual Report of BCLS Acquisition Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Hack, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2021	/s/ Andrew Hack
Name: Andrew Hack
Title: Chief Financial Officer and Director
(Principal Financial and Accounting Officer)